EXHIBIT 99.01

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Annual Information Update

Basingstoke, UK – 20 May 2008 – Shire plc (the "Company") (LSE: SHP, NASDAQ: SHPGY), the global specialty biopharmaceutical company, announces the Annual Information Update in accordance with the requirements of Prospectus Rule 5.2.1R. This is in relation to information that has been published or made available to the public between 20 June 2007 and 19 May 2008.

This Annual Information Update is also being made available on the Investors section of the Company’s website, www.shire.com.

The information referred to in this Annual Information Update was correct at the time the information was published, but some information may now be out of date.  The information appears by way of record and the Company is under no obligation to update it.

1.	Announcements made via a RIS

The documents listed below were published via a Regulatory Information Service on or around the dates indicated.

Date	Announcement
09-May-08	Result of EGM
01-May-08	Total Voting Rights
01-May-08	Shire welcomes the Court of Appeal's decision
30-Apr-08	Holding(s) in Company
29-Apr-08	Publication of Supplementary Prospectus
25-Apr-08	Good start to the year reaffirms full year 2008 guidance
24-Apr-08	Dr Michael Rosenblatt appointed Non-Executive Director
24-Apr-08	Shire enhances its orphan drug pipeline
23-Apr-08	FDA Approves VYVANSE to Treat ADHD in Adults
16-Apr-08	New Shire Holding Company Proposal
16-Apr-08	Notice of Results
15-Apr-08	SHIRE TO INTRODUCE A NEW UK LISTED HOLDING COMPANY
04-Apr-08	Annual Report and Accounts
02-Apr-08	Director/PDMR Shareholding
01-Apr-08	Total Voting Rights
31-Mar-08	Director/PDMR Shareholding

Registered in England 5492592  Registered Office as above

26-Mar-08	Shire and TAP Agree to Co-promote LIALDA
26-Mar-08	Director/PDMR Shareholding
25-Mar-08	IFRS results for the year ending December 31, 2007
03-Mar-08	Renovo announces results of latest JUVISTA P2 studies
03-Mar-08	Total Voting Rights
26-Feb-08	Director/PDMR Shareholding
25-Feb-08	Director/PDMR Shareholding
21-Feb-08	Notification of major interests in shares
21-Feb-08	Full year 2007 results
20-Feb-08	Correction re website
13-Feb-08	Shire's ELAPRASE Approved in Mexico
12-Feb-08	Full Year Results Date Notification - 21 February 2008
12-Feb-08	Notification of major interests in shares
01-Feb-08	Total Voting Rights
03-Jan-08	Total Voting Rights - Correction
02-Jan-08	Total Voting Rights
21-Dec-07	Director/PDMR Shareholding
19-Dec-07	Application for Block Listing
17-Dec-07	Holdings in Company
14-Dec-07	Shire In-licensing Agreement Alba Therapeutics
13-Dec-07	Board Changes
07-Dec-07	Holding(s) in Company
05-Dec-07	Holding(s) in Company
03-Dec-07	Total Voting Rights
29-Nov-07	Acquisition of Shares
26-Nov-07	Blocklisting - Interim Review
08-Nov-07	Shire expands its HGT pipeline through in-licensing
02-Nov-07	Director/PDMR Shareholding
02-Nov-07	Director/PDMR Shareholding
01-Nov-07	Total Voting Rights
01-Nov-07	Further upgrade to 2007 financial guidance - Q3 Results
31-Oct-07	David Mott appointed Non Executive Director at Shire
17-Oct-07	Correction: Notice of Results
17-Oct-07	Notice of Results
08-Oct-07	Shire divests non-core product portfolio to Almirall
05-Oct-07	ELAPRASE Approved in Japan
01-Oct-07	Total Voting Rights
24-Sep-07	Shire Appoints Sylvie Gregoire President of HGT
21-Sep-07	Holding(s) in Company
17-Sep-07	Availability of 2007 Interim at UKLA Document Viewing
13-Sep-07	IFRS Information - First half of 2007
12-Sep-07	Director/PDMR Shareholding
12-Sep-07	Director/PDMR Shareholding
03-Sep-07	Total Voting Rights
15-Aug-07	Expiry of Hart-Scott-Rodino waiting period for JUVISTA
07-Aug-07	Director/PDMR Shareholding
03-Aug-07	Director/PDMR Shareholding
02-Aug-07	Notification of the Exercise of an Option
02-Aug-07	Notification of major interests in shares
02-Aug-07	Total Voting Rights
27-Jul-07	Application for Share Listing
26-Jul-07	2007 guidance upgraded as revenue growth accelerates

Registered in England 5492592  Registered Office as above

25-Jul-07	Shire Board Changes
19-Jul-07	Q2 2007 results Timing of meeting changed
18-Jul-07	Q2 2007 results date notification - 26 July 2007
02-Jul-07	Total Voting Rights
02-Jul-07	Filing of VYVANSE for the Treatment of ADHD in Adults
25-Jun-07	Notification of major interests in shares
21-Jun-07	Shire Receives FDA Approvable Letter for INTUNIV(TM)
20-Jun-07	Result of AGM
20-Jun-07	Holding(s) in Company
20-Jun-07	Shire in-licenses JUVISTA(R) (human TGFB3) from Renovo
20-Jun-07	Annual Information Update

2.  Documents filed at Companies House

All documents listed below were filed with the Registrar of Companies in England and Wales on or around the dates indicated, and can be obtained from Companies House via their website www.companieshouse.gov.uk.

Date	Document
22/06/2007	Forms 88(2)R - Return of an Allotment of Shares
26/06/2007	Forms 88(2)R - Return of an Allotment of Shares
02/07/2007	Forms 88(2)R - Return of an Allotment of Shares
06/07/2007	Resolution – Disapplication of pre-emption rights and authority to allot shares
10/07/2007	Forms 88(2)R - Return of an Allotment of Shares
23/07/2007	Forms 88(2)R - Return of an Allotment of Shares
27/07/2007	Forms 88(2)R - Return of an Allotment of Shares
09/08/2007	Forms 88(2)R - Return of an Allotment of Shares
13/08/2007	Form 88(2)R - Return of an Allotment of Shares
14/08/2007	Forms 88(2)R - Return of an Allotment of Shares
23/08/2007	Forms 88(2)R - Return of an Allotment of Shares
31/08/2007	Forms 88(2)R - Return of an Allotment of Shares
05/09/2007	Forms 88(2)R - Return of an Allotment of Shares
28/09/2007	Forms 88(2)R - Return of an Allotment of Shares
05/10/2007	Forms 88(2)R - Return of an Allotment of Shares
19/10/2007	Forms 88(2)R - Return of an Allotment of Shares
02/11/2007	Forms 88(2)R - Return of an Allotment of Shares
13/11/2007	Forms 88(2)R - Return of an Allotment of Shares
16/11/2007	Forms 88(2)R - Return of an Allotment of Shares
06/12/2007	Forms 88(2)R - Return of an Allotment of Shares
13/12/2007	Forms 88(2)R - Return of an Allotment of Shares
19/12/2007	Form 88(2)R - Return of an Allotment of Shares
21/12/2007	Forms 88(2)R - Return of an Allotment of Shares
27/12/2007	Forms 88(2)R - Return of an Allotment of Shares
04/01/2008	Forms 88(2)R - Return of an Allotment of Shares
14/01/2008	Forms 88(2)R - Return of an Allotment of Shares
16/01/2008	Forms 88(2)R - Return of an Allotment of Shares
17/01/2008	Forms 88(2)R - Return of an Allotment of Shares
21/01/2008	Form 288a – Appointment of a Director
25/01/2008	Forms 88(2)R - Return of an Allotment of Shares
31/01/2008	Forms 88(2)R - Return of an Allotment of Shares
13/02/2008	Forms 88(2)R - Return of an Allotment of Shares

Registered in England 5492592  Registered Office as above

27/02/2008	Forms 88(2)R - Return of an Allotment of Shares
28/02/2008	Form 88(2)R - Return of an Allotment of Shares
06/03/2008	Form 88(2)R - Return of an Allotment of Shares
11/03/2008	Form 88(2)R - Return of an Allotment of Shares
12/03/2008	Form 88(2)R - Return of an Allotment of Shares
12/04/2008	Forms 88(2)R - Return of an Allotment of Shares
14/04/2008	Forms 88(2)R - Return of an Allotment of Shares
23/04/2008	Forms 88(2)R - Return of an Allotment of Shares
24/04/2008	Resolution – Cancellation of subscriber shares
24/04/2008	Articles of Association
24/04/2008	Form 122
12/05/2008	Resolutions – Scheme of arrangement; authority to allot shares and adoption of articles of association
15/05/2008	Forms 88(2)R - Return of an Allotment of Shares
19/05/2008	Form 122
19/05/2008	Resolution – Cancellation of special voting shares

3.	Documents filed with the Securities and Exchange Commission (“SEC”)

The Company submitted filings to the SEC in compliance with its obligations under national laws and rules dealing with the regulation of securities, issuers of securities and securities markets by virtue of having American Depository shares admitted to trading on the NASDAQ.  Full details of these filings can be found on the SEC’s website at www.sec.gov.

4.     Documents sent to Shareholders

The following documents were published and sent to shareholders.  They are available on the Company’s website.

Date	Document
17/09/2007	Interim Report
16/04/2008	Notice of Court Meeting
16/04/2008	Notice of Extraordinary General Meeting
16/04/2008	Circular – Recommend proposal to establish Shire Limited

A copy of this Annual Information Update and copies of the documents referred to in it can be obtained from the Deputy Company Secretary at the Company’s registered office.

T May
Company Secretary

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160

	Eric Rojas (North America)	+1 484 595 8252

Registered in England 5492592  Registered Office as above

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.  Shire believes that a carefully selected portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.

Registered in England 5492592  Registered Office as above